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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Vical
Incorporated's previously filed Registration Statements Files No. 33-60826, No. 33-60824, No. 33-81602, No. 33-81600, and No. 33-87972.



                                                             ARTHUR ANDERSEN LLP


San Diego, California
March 24, 1997